UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

CONFLUENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40526	47-1824387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 W. Evelyn Avenue Mountain View, California	94041
(Address of Principal Executive Offices)	(Zip Code)

(800) 439-3207

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	CFLT	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 7, 2025, Confluent, Inc. (“Confluent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among International Business Machines Corporation (“Parent”), Corvo Merger Sub, Inc. (“Sub”) and Confluent. The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, Sub will merge with and into Confluent (the “Merger”), with Confluent surviving the Merger and becoming a wholly owned subsidiary of Parent.

In connection with the Merger, Confluent held a special meeting of stockholders on February 12, 2026, at 9:00 a.m., Pacific Time (the “Special Meeting”). The Special Meeting was held exclusively online via interactive webcast.

As of the close of business on January 7, 2026, the record date for the Special Meeting (the “Record Date”), there were 356,430,665 shares of Confluent’s common stock outstanding and entitled to vote at the Special Meeting (collectively, the “Shares”), consisting of 307,447,730 shares of Confluent’s Class A common stock and 48,982,935 shares of Confluent’s Class B common stock. Each share of Class A common stock was entitled to one vote on each proposal at the Special Meeting, and each share of Class B common stock was entitled to ten votes on each proposal at the Special Meeting, representing a total of 797,277,080 votes as of the Record Date. At the Special Meeting, the holders of 247,889,521 Shares were present in person or represented by proxy, which constituted a quorum.

The following are the voting results of the proposals considered and voted on at the Special Meeting, each of which is described in Confluent’s definitive proxy statement, dated January 9, 2026 (the “Proxy Statement”), filed by Confluent with the Securities and Exchange Commission.

	FOR	AGAINST	ABSTAIN
Proposal 1: Adoption of the Merger Agreement.	687,954,937	339,860	91,336

Proposal 1 was approved.

Proposal 2: Approval, on a non-binding, advisory basis, of the compensation that will or may become payable by Confluent to its named executive officers in connection with the Merger.	684,382,742	2,992,865	1,010,526

Proposal 2 was approved.

Proposal 3 described in the Proxy Statement (relating to the adjournment of the Special Meeting, if necessary or appropriate) was rendered moot and was not presented at the Special Meeting as a result of the approval of Proposal 1.

The parties expect the Merger to be completed by the middle of 2026, subject to the remaining conditions set forth in the Merger Agreement.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed “forward-looking statements”, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management teams. Words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words.

These forward-looking statements include, but are not limited to, statements regarding the timeline for closing the Company’s proposed transaction with Parent. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement entered into in connection with the proposed transaction; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.

Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Proxy Statement and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Company’s website (https://www.confluent.io) or on the SEC’s website (https://www.sec.gov). If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFLUENT, INC.

	By:	/s/ Rebecca Chavez
Dated: February 12, 2026		Rebecca Chavez
Chief Legal Officer

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